SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 13, 2005

VISTULA COMMUNICATIONS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Suite 801, 405 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip Code)

(212) 317-8900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consultant, Representative and Professional Services Agreement with Quest Telecommunications, Inc.

On December 13, 2005, we entered into a Consultant, Representative and Professional Services Agreement (the “Consultant Agreement”) with Quest Telecommunications, Inc. (“QTI”) in which we agreed to (a) appoint QTI as an independent advisor and our sole and exclusive representative in Vietnam, Cambodia, Malaysia and Turkey, as well as any area mutually agreed upon by QTI and us in writing (the “Territory”), to promote and assist in the structuring and establishment of business relationships, including introducing us and the V-Cube™ IP-PBX software platform (the “V-Cube™”) to potential partners, distributors, licensees and/or purchasers in the Territory, (b) retain QTI as our project management and operations partner in the Territory to perform certain professional services for us in the Territory and (c) appoint QTI as our agent for the V-Cube™ to consumers from the Territory residing outside the Territory other than those consumers residing in jurisdictions or territories with respect to which we or any of our affiliates have granted or hereafter grant exclusive distribution or agency rights.

In consideration for these services, we have agreed to pay QTI (i) $25,000 in cash upon execution by us of a memorandum of understanding with Saigon Post and Telecommunications Services Corporation (“SPT”) with respect to the V-Cube™, (ii) $25,000 in cash upon execution by us of a pilot agreement with SPT with respect to the V-Cube™ and (iii) $150,000 in cash upon execution by us of a definitive distribution or license agreement with SPT with respect to the V-Cube™.  Also, upon execution by us of a definitive distribution or license agreement with SPT with respect to the V-Cube™, we have agreed to (a) issue to QTI 300,000 shares of our common stock, $.001 par value per share (“Common Stock”) and (b) pay QTI a commission at the rate of thirty percent of the license fees actually received by us from SPT, net of sales, use and value added taxes, if any, payable by us in connection with such license fees, in connection with the licensing and distribution of the V-Cube™ in the Territory.  With the assistance of QTI, we have entered into a memorandum of understanding and pilot license agreement with SPT with respect to the V-Cube™ and we are therefore currently obligated to pay QTI the aggregate amount of $50,000 under the terms of the Consultant Agreement.

The discussion in this current report is only a summary and is qualified in its entirety by reference to the Consultant Agreement, which is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference in this Item.

ITEM 3.02                                       UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Consultant Agreement, we have agreed to issue 300,000 shares of our Common Stock to QTI, upon execution by us of a definitive distribution or license agreement with SPT with respect to the V-Cube™.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Title

10.1	Consultant, Representative and Professional Services Agreement dated December 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES, INC.

Dated: December 19, 2005	/s/George R. Vaughn
George R. Vaughn Chief Financial Officer

Exhibit Index

Number	Title

10.1	Consultant, Representative and Professional Services Agreement dated December 13, 2005